SUPPLEMENT TO THE FIDELITY CONVERTIBLE SECURITIES FUND JANUARY 28,
1998 PROSPECTUS
SHAREHOLDER MEETING. On or about November 18, 1998, a meeting of the shareholders of Fidelity Convertible Securities Fund will be held to approve various proposals, including modifications to the fund's management contract. Shareholders of record on September 21, 1998 are entitled to vote at the meeting. Included in the modifications are proposals to revise the management fee calculation to provide for lower fees when FMR's assets under management exceed a certain level, to prospectively change the comparative securities index used to calculate the fund's performance adjustment from the Merrill Lynch Convertible Securities Ex Mandatory Index (formerly known as the Merrill Lynch Convertible Securities Index) to the Merrill Lynch All Convertible Securities Index, and to allow FMR and the trust, on behalf of the fund, to modify the management contract subject to the requirements of the Investment Company Act of 1940.
For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-8888 to request a free copy of the proxy statement.